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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ________________

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVERT REPORTED): JUNE 29, 2000

                      LANDRY'S SEAFOOD RESTAURANTS, INC.
                               ________________

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware               000-22150            74-0405386
          --------               ---------            ----------
      (STATE OR OTHER           (COMMISSION           (IRS EMPLOYER
      JURISDICTION OF           FILE NUMBER)           IDENTIFICATION NO.)
      INCORPORATION)

             1400 Post Oak Blvd., Suite 1010, Houston, Texas  77056
                                ________________

           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

                                 (713) 850-1010
                                ________________

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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Item 5.  Other Events.

               On June 29, 2000, Landry's Seafood Restaurants, Inc. announced that it had obtained a $200,000,000 line of credit from a syndicate of banks led by Bank of America, N.A. A copy of the Press Release announcing such line of credit is attached as Exhibit (C)(1).

Item 7.  Financial Statements and Exhibits.

     C.  Exhibits

         Exhibit No.                      Description
         -----------                      -----------
         10.1                             First Amended and Restated Credit
                                          Agreement, dated as of June 28, 2000
                                          among Landry's Seafood Restaurant,
                                          Inc., Bank of America, N.A. and
                                          certain Other Financial Institutions.

         99.1 Form of Press Release announcing new syndicated loan agreement between Landry's Seafood Restaurants, Inc. and Bank of America, N.A., et al.

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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.

Dated:  July 13, 2000


                    LANDRY'S SEAFOOD RESTAURANTS, INC.


                    By: /s/ Tilman J. Fertitta
                       -----------------------------------------
                    Name:  Tilman J. Fertitta
                    Title: President and Chief Executive Officer

H-209225.1

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